Exhibit 99.4
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the registration statements (No. 333-216060) on Form S-3 and (Nos. 333-159377, 33-39183, 33-39104, 333-144581, 333-216719, 33-47605, 333-144580, 333-216715, 333-81284, 333-177868, 333-216723, 333-176240) on Form S-8 of Amgen Inc. of our report dated November 20, 2019, with respect to Celgene Corporation’s Otezla Product Line special-purpose statement of assets acquired and liabilities assumed as of December 31, 2018 and the related special-purpose statement of revenues and direct expenses for the year ended December 31, 2018, which report appears in the Form 8‑K/A of Amgen Inc. dated January 24, 2020.

/s/ KPMG LLP

Short Hills, New Jersey
January 24, 2020